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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 23, 2007

                          PLAYLOGIC ENTERTAINMENT, INC.

          (Name of Small Business Issuer as specified in its charter)

        Delaware                    0-49649                  23-3083371
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    (State or other            (Commission File           (I.R.S. Employer
    jurisdiction of                 Number)            Identification Number)
    incorporation or
     organization)

            Concertgebouwplein 13, 1071 ll Amsterdam, The Netherlands

              (Address of principal executive offices and zip code) Company's telephone number, including area code: (011) 31-20-676-0304

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
AUDIT REPORT OR COMPLETED INTERIM REVIEW.

     On October 23, 2007, Playlogic Entertainment, Inc. (the "Company") received a withdrawal letter from its former registered independent certified public accounting firm, S.W. Hatfield, CPA ("Former Auditor"), stating that it was withdrawing its audit opinion dated December 11, 2006 on the restated financial statements of Playlogic Entertainment, Inc. as of and for the year ended December 31, 2005. The Company was specifically informed that the audit opinion was withdrawn and that it is not to be included in any filing with the Securities and Exchange Commission ("SEC") and not to be utilized for any purpose by any investor, member of management, member of the audit committee or member of the board of directors. The reason cited by the Former Auditor for the withdrawal of the audit opinion was a failure of the Company to pay outstanding fees in the amount of $2750.00, which the Former Auditor claimed would create an impairment of independence pursuant to the internal policies of the Former Auditor and the American Institute of Certified Public Accountants ("AICPA") Professional Standards Section 191.103.

     The Company's Audit Committee has discussed the withdrawal with the Former Auditor as well as the Company's Current Auditor, and concludes that there is no authoritative basis for the withdrawal of the audit opinion based on internal policies of the Former Auditor. In addition, the AICPA Professional Standard
191.103 quoted by the Former Auditor relates to attest reports on internal controls, which is not relevant to impairment of independence resulting from unpaid fees. The Company also concludes there is no basis for impairment of independence based on unpaid fees as the fees in dispute were incurred in 2007 for unrelated services subsequent to the issuance of the audit opinion. Additionally, the unpaid fees were not outstanding for the length of time required to impair independence pursuant to AICPA Professional Standards 191.52, "Unpaid Fees - Revised." The Company also wired payment of the fees to the Former Auditor on October 3, 2007, but the Former Auditor rejected such payment. Therefore, the Company's Audit Committee believes that there was no impairment of independence resulting from unpaid fees at any time prior to or at the time of issuance of the audit opinion dated December 11, 2006 on the restated financial statements of Playlogic Entertainment, Inc. as of and for the year ended December 31, 2005.

     A copy of the disclosures made in this Form 8-K were sent to the Former Auditor before the disclosures were filed with the Commission. Although the letter is dated October 2, 2007, the Company only became aware of it on October 23, 2007. The Company has requested a letter from the Former Auditor addressed to the SEC stating whether the Former Auditor agrees with the statements made pursuant to this Form 8-K and if not in agreement, stating the respects in which it does not agree. The Former Auditor's letter is filed as Exhibit 16.1 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS

Exhibit 99.1 Withdrawal Letter from S.W. Hatfield, CPA dated October 2, 2007


Exhibit 16.1 Letter from S.W. Hatfield, CPA dated October 30, 2007



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                                    SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                    PLAYLOGIC ENTERTAINMENT, INC.

                                    By:/s/ Willem M. Smit
                                       -------------------------------
                                       Name:  Willem M. Smit
                                       Title: President and Chief Executive
                                              Officer


Date: October 30, 2007


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